                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert J. Palmisano,
Lance A. Berry, James A. Lightman, Clay Bethell and Marija S. Nelson, and each of them signing singly, and with full power of substitution, to be the undersigned's true and lawful attorney-in-fact to:

        (1)     Prepare, execute in the undersigned's name and on the
                undersigned's behalf, and submit to the U.S. Securities and
                Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section
                16(a) of the Securities Exchange Act of 1934, Rule 144 under the
                Securities Act of 1933, or any rule or regulation of the SEC;
                and

        (2)     Execute for and on behalf of the undersigned, in the
                undersigned's capacity as an executive officer or director of
                Wright Medical Group N.V., any Form 144 in accordance with Rule
                144 under the Securities Act of 1933, as amended, any Form 3,
                Form 4 or Form 5 in accordance with Section 16(a) of the
                Securities Exchange Act of 1934, as amended, and any
                notification form for financial instrument transactions in one's own issuing institution pursuant to Section 5:60 of the Dutch
                Financial Supervision Act (Wft), and the rules and regulations adopted thereunder; and

        (3)     Do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 144, Form 3, Form 4, Form 5 or
                notification form for financial instrument transactions in one's own issuing institution pursuant to Section 5:60 of the Dutch
                Financial Supervision Act (Wft), complete and execute any
                amendment or amendments thereto, and timely file such form with the SEC, the Dutch Authority for the Financial Markets and any
                stock exchange or similar authority; and

        (4)     Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Wright Medical Group N.V. assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended, or Form 144 of the Securities Act of 1933, as amended, Section 5:60 of the Dutch Financial Supervision Act (Wft) and any
similar law, rule or regulation.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 144s, Form 3s, Form 4s, Form 5s or notification forms for financial instrument transactions in one's own issuing institution pursuant to Section 5:60 of the Dutch Financial Supervision Act
(Wft), with respect to the undersigned's holdings of and transactions in securities issued by Wright Medical Group N.V., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the 1st day of October, 2015.

                                        /s/ John L. Miclot
                                        ---------------------------------------
                                        John L. Miclot